SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 15,  2011
Date of Report
(Date of Earliest Event Reported)

KLEIN RETAIL CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54270	30-0513839
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Intertech Parkway, 3rd Floor
Angola, Indiana 46703
(Address of Principal Executive Offices)

260-665-9732
(Registrant's Telephone Number)

Item 8.01  Other Events.

The Annual Report of the Registrant on Form 10-K, for the year ended December 31, 2010, will not be timely filed on April 15, 2011, but will be delayed in order that the financial statements of the Registrant may be properly completed and included, following the Registrant’s change of accountants as of January 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

KLEIN RETAIL CENTERS, INC.

Date: April 15, 2011	By:	/s/ Kenneth S. Klein
President